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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: August 16, 1999

                      CHASE MANHATTAN RV OWNER TRUST 1997-A
                             (Issuer of Securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------


      United States                   333-32263                 22-2382028
------------------------------  ------------------------    --------------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                           Identification No.)

         802 Delaware Avenue, Wilmington, Delaware                 19801
    --------------------------------------------------------    ------------
             (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5033

                            THE CHASE MANHATTAN BANK
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)

       New York                           333-32236              12-4994650
------------------------------     ------------------------    --------------
(State or other jurisdiction       (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)

               270 Park Avenue, New York, New York                 10017
      -------------------------------------------------------- ------------
             (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000


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Item 5.  Other Events:

         Chase Manhattan RV Owner Trust 1997-A is the issuer of 10 classes 0f Asset Backed Notes and one class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of October 1, 1997, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank, USA, National Association, as a seller, The Chase Manhattan Bank, as seller, and The CIT Group/Sales Financing, Inc., as servicer.

         On August 16, 1999, CIT, as servicer, distributed monthly interest to the holders of the notes and certificates. CIT furnished a copy of monthly reports for each of those series as required by the Sale and Servicing Agreement. Copies of the monthly reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).        Exhibits

                  Exhibits         Description
                  ----------       ---------------
                  20.1             Monthly Report with respect to the August 16,
                                   1999 distribution




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 27, 1999

                                   THE CIT GROUP/SALES FINANCING, INC.,
                                   as Servicer

                                   By:  /s/ Frank J. Madeira
                                        -------------------------------
                                   Name:    Frank J. Madeira
                                   Title:   Vice President


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                            INDEX TO EXHIBITS
                            ----------------------------

Exhibit No.                 Description
---------------             -----------------
20.1                        Monthly  Report with  respect to the August 16, 1999
                            distribution